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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-22359

Papp Investment Trust

(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

 Ultimus Fund Solutions, LLC      225 Pictoria Drive, Suite 450     Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:  (602) 956-0980

Date of fiscal year end:         November 30, 2012

Date of reporting period:       November 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Annual Report November 30, 2012 Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund
Annual Report as of November 30, 2012

Dear Fellow Shareholders,

We are writing to report on the fiscal year ended November 30, 2012 and the results for the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the year.  This past year started out with concerns about continuing challenges for the European economies and concern that growth was slowing in China and other emerging markets.  We ended the year with concerns about the election and the December 31, 2012 fiscal cliff.  Even with these challenges, stocks performed well.  During the year ended November 30, 2012, large cap stocks did better than mid-cap stocks which in turn, did better than small caps.  Value oriented, lesser quality companies did well as both housing and financial companies enjoyed recoveries from the severe decline of several years ago.  This past year, companies with significant business in China, other emerging market countries, and exposure to Europe were out of favor and consumer oriented stocks, particularly domestic businesses, did well.

Against this backdrop, the Fund produced a total return of 9.39% during the fiscal year ended November 30, 2012.  By comparison, the Russell Midcap® Growth Index (the “benchmark”) produced a total return of 12.06% over the same period.  Since inception on March 8, 2010, the Fund has produced a cumulative total return of 34.00% through November 30, 2012, as compared to the benchmark which produced a total return of 34.82% over the same period.

Our objective with the Fund is to produce a good return over the long term.  Since our firm was founded, we have focused on what we consider to be very high quality growth oriented companies which are normally able to produce consistent earnings growth, year in and year out.  When the market is attracted to highly cyclical, weakly capitalized businesses, our performance will typically trail in the short term.  We also tend to trail in very strong markets due to our style of buying companies which we believe are much safer than the average company.  It has been our experience for the past 14 years that a strong long term performance can be achieved by capturing most of the benchmark returns in good markets and minimizing the downside in bad markets.

Looking forward, we are optimistic that the U.S. economy will continue to grow albeit at a relatively subdued pace.  Businesses have had to contend with lots of uncertainty regarding taxes, a heavy regulatory environment, and other unknown variables such as health care costs.  Now that the election has passed, we are hopeful that some clarity will emerge on a number of these issues so that companies will be able to adapt or adjust their business strategies appropriately.  We believe that the Chinese economy is gradually starting to improve and we expect this improvement to pick up over time.  We continue to be very concerned about Europe due to serious long-term structural problems.  We have tried to limit our Fund’s exposures to Europe.  Most of our companies with European exposure also have strong opportunities in the Asia-Pacific region which we think will balance out European weakness.

At roughly 13 times our estimate of operating earnings for 2013 for the Standard & Poor’s 500, we believe the broad market for equities continues to be attractive.  We also believe that very aggressive monetary policy pursued here by the Federal Reserve and adopted widely around the rest of the world, is likely to cause inflation to heat up once economies start growing a little faster and when the deleveraging from the fiscal crisis runs its course.  If we are right and inflation picks up, it will be important to own investments in companies with the ability to grow their earnings and pass on cost increases to their customers.  We think we are well positioned in this regard.

The Fund’s net asset value on November 30, 2012 was $13.40 per share, up from $12.25 per share on November 30, 2011, and $10.00 per share on March 8, 2010, the date of inception.

We try to manage the Fund as tax efficiently as possible.  During the fiscal year ended November 30, 2012, there were no capital gains distributions nor were there any taxable income distributions.  The table below presents the impact of taxes on the Fund’s returns as of November 30, 2012.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

	One Year	Annualized Since Inception (March 8, 2010)
Return before taxes	9.39%	11.31%
Return after taxes on distributions, if any	9.39%	11.31%
Return after taxes on distributions, if any, and sale of fund shares	6.10%	9.74%

The Fund remained reasonably well diversified, holding 33 individual companies as of November 30, 2012.  We normally try to keep the Fund close to fully invested in equities, with a typical money market position in the 1-2% range.  The Fund is currently underweight relative to its benchmark in Consumer Discretionary companies and in Financials.  The Fund is overweight in the Health Care and Information Technology sectors where we feel the growth potential for the future is the brightest.  We think business opportunities are good and valuations are compelling.

During the fiscal year, our underweight in Consumer Discretionary and Financials held back performance compared to our benchmark to a small degree, while our overweight in Health Care helped performance.  One of the Fund’s better performers for the year was Catamaran Corporation.  This company is a pharmacy benefit manager (“PBM”) which was formed by the merger of two smaller pharmacy benefit managers, Catalyst Health and SXC Health.  The Fund was fortunate to own both of these companies prior to the merger and both appreciated handsomely as a result of the merger.  The new firm is now the fourth largest PBM in the U.S. and has sufficient scale to compete for larger corporate accounts which we believe will help them gain market share and achieve cost synergies. The Fund also enjoyed strong performance from PAREXEL International, a contract research organization outsourcing R&D for biotech and pharmaceutical companies.  Specialty pet retailer, PetSmart, had another year of very strong performance.  PetSmart should enjoy continued strength as household formation is finally improving and this drives pet acquisitions and supply purchases.  Other strong performers for the year included ResMed, a sleep apnea medical device company, AMETEK, a global manufacturer of electronic instruments and electromechanical devices, and Ecolab, a provider of water, cleaning and energy technologies.

Performance was hurt during the year by weakness in our enterprise data integration software company, Informatica.  The company had two quarters of disappointing earnings, in part related to Europe but also driven by management changes and realignment.  We are monitoring progress at this company carefully.  Gardner Denver, a global manufacturer of industrial compressors, blowers, and pumps declined due to weakness in their North American energy business.  Performance has improved recently as they are reviewing a possible business combination.  Expeditors, our global freight forwarding and logistical business, was weak due to concerns about slowing growth in China and Europe.  Nuance, a leading voice recognition software company, underperformed in 2012 following a very strong 2011, driven by the use of Nuance technology in Apple’s next generation smartphone.

Investors continue to add new cash into our Fund.  As cash has become available, we have added broadly across the holdings in the Fund.  We thank you for your confidence in the Fund and for investing with us.  If you have any questions about the Fund, we would be happy to have you call us at 1-800-421-0131.

Warmest regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Portfolio Manager	President
November 30, 2012	November 30, 2012

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.  Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the Papp Small & Mid-Cap Growth Fund
 versus the Russell Midcap® Growth Index

$14,000
$13,500
$13,000
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$13,482
$13,400
Past performance is not predictive of future performance.
3/8/2010
5/31/2010
8/31/2010
11/30/2010
2/28/2011
5/31/2011
8/31/2011
11/30/2011
2/29/2012
5/31/2012
8/31/2012
11/30/2012
Papp Small & Mid-Cap Growth Fund
Russell Midcap® Growth Index

Average Annual Total Returns(a) (for periods ended November 30, 2012)
	1 Year	Since Inception(b)
Papp Small & Mid-Cap Growth Fund	9.39%	11.31%
Russell Midcap ® Growth Index	12.06%	11.56%

(a)	The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was March 8, 2010.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2012 (Unaudited)

Top 10 Equity Holdings

Security Description	% of Net Assets
O'Reilly Automotive, Inc.	4.3%
AMETEK, Inc.	4.3%
T. Rowe Price Group, Inc.	4.1%
Catamaran Corp.	4.1%
Ecolab, Inc.	4.1%
PetSmart, Inc.	4.0%
Factset Research Systems, Inc.	3.9%
Mettler-Toledo International, Inc.	3.9%
Gardner Denver, Inc.	3.8%
C.R. Bard, Inc.	3.8%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2012

COMMON STOCKS — 98.5%	Shares	Value

Consumer Discretionary - 13.3%
Specialty Retail - 9.8%
O'Reilly Automotive, Inc.*	8,000	$752,640
PetSmart, Inc.	9,900	699,534
Williams Sonoma, Inc.	6,000	271,560
		1,723,734
Textiles, Apparel & Luxury Goods - 3.5%
Coach, Inc.	10,600	613,104

Consumer Staples - 7.4%
Food & Staples Retailing - 2.9%
Harris Teeter Supermarkets, Inc.	13,300	505,267

Food Products - 3.0%
McCormick & Co., Inc.	8,200	529,392

Household Products - 1.5%
Clorox Co. (The)	3,500	267,225

Energy - 4.8%
Energy Equipment & Services - 1.7%
FMC Technologies, Inc.*	7,200	294,192

Oil, Gas & Consumable Fuels - 3.1%
Pioneer Natural Resources Co.	2,300	246,100
Whiting Petroleum Corp.*	7,300	306,162
		552,262
Financials - 4.1%
Capital Markets - 4.1%
T. Rowe Price Group, Inc.	11,200	724,304

Health Care - 20.4%
Health Care Equipment & Supplies - 8.7%
C.R. Bard, Inc.	6,700	663,367
ResMed, Inc.	8,800	361,592
Varian Medical Systems, Inc.*	7,300	504,868
		1,529,827
Health Care Providers and Services - 4.1%
Catamaran Corp.*	14,848	722,949

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 98.5% (Continued)	Shares	Value

Health Care - 20.4% (Continued)
Life Sciences Tools & Services - 7.6%
Mettler-Toledo International, Inc.*	3,650	$682,879
PAREXEL International Corp.*	20,000	645,800
		1,328,679
Industrials - 18.5%
Air Freight & Logistics - 3.2%
Expeditors International of Washington, Inc.	15,000	561,300

Commercial Services - 3.6%
Stericycle, Inc.*	6,800	635,596

Electrical Equipment - 4.3%
AMETEK, Inc.	20,100	750,333

Machinery - 7.4%
Gardner Denver, Inc.	9,500	663,575
IDEX Corp.	14,200	638,290
		1,301,865
Information Technology - 20.9%
Electronic Equipment, Instruments & Components - 2.9%
Trimble Navigation Ltd.*	9,000	500,760

Semiconductors & Semiconductor Equipment - 4.0%
Linear Technology Corp.	8,300	275,477
Microchip Technology, Inc.	8,300	252,486
Silicon Laboratories, Inc.*	4,100	171,462
		699,425
Software - 14.0%
Factset Research Systems, Inc.	7,500	692,925
Informatica Corp.*	21,100	566,957
MICROS Systems, Inc.*	13,100	569,326
Nuance Communications, Inc.*	28,500	633,840
		2,463,048
Materials - 9.1%
Chemicals - 9.1%
Airgas, Inc.	6,000	531,420
Ecolab, Inc.	10,000	720,800
Sigma-Aldrich Corp.	4,700	340,844
		1,593,064

Total Common Stocks (Cost $13,981,248)		$17,296,326

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.5%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I,
0.01%(a) (Cost $259,076)	259,076	$259,076

Total Investments at Value — 100.0% (Cost $14,240,324)		$17,555,402

Other Assets in Excess of Liabilities — 0.0% (b)		1,965

Net Assets — 100.0%		$17,557,367

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of November 30, 2012.
(b)	Amount rounds to less than 0.1%.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2012

ASSETS
Investments in securities:
At acquisition cost	$14,240,324
At value (Note 2)	$17,555,402
Dividends receivable	12,360
Other assets	5,841
Total assets	17,573,603

LIABILITIES
Payable to Adviser (Note 4)	8,071
Payable to administrator (Note 4)	5,900
Other accrued expenses	2,265
Total liabilities	16,236

NET ASSETS	$17,557,367

NET ASSETS CONSIST OF:
Paid-in capital	$14,565,261
Accumulated net investment loss	(56,450)
Accumulated net realized losses from security transactions	(266,522)
Net unrealized appreciation on investments	3,315,078

NET ASSETS	$17,557,367

Shares of beneficial interest outstanding (unlimited number of shares authorized,
no par value)	1,310,474

Net asset value, offering price and redemption price per share (Note 2)	$13.40

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

INVESTMENT INCOME
Dividend income	$142,960

EXPENSES
Investment advisory fees (Note 4)	161,857
Professional fees	40,180
Fund accounting fees (Note 4)	30,461
Administration fees (Note 4)	23,100
Insurance expense	18,816
Registration and filing fees	17,336
Transfer agent fees (Note 4)	15,000
Custody and bank service fees	9,636
Postage and supplies	4,967
Trustees' fees (Note 4)	4,050
Other expenses	6,434
Total expenses	331,837
Less fee reductions by the Adviser (Note 4)	(129,515)
Net expenses	202,322

NET INVESTMENT LOSS	(59,362)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions	(111,728)
Net change in unrealized appreciation/depreciation on investments	1,541,938
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,430,210

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,370,848

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	November 30,	November 30,
	2012	2011
FROM OPERATIONS
Net investment loss	$(59,362)	$(38,917)
Net realized losses from security transactions	(111,728)	(154,794)
Net change in unrealized appreciation/depreciation on investments	1,541,938	612,868
Net increase in net assets from operations	1,370,848	419,157

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,554,696	2,447,398
Payments for shares redeemed	(185,183)	(202,096)
Net increase in net assets from capital share transactions	4,369,513	2,245,302

TOTAL INCREASE IN NET ASSETS	5,740,361	2,664,459

NET ASSETS
Beginning of year	11,817,006	9,152,547
End of year	$17,557,367	$11,817,006

ACCUMULATED NET INVESTMENT LOSS	$(56,450)	$-

CAPITAL SHARE ACTIVITY
Shares sold	359,837	197,450
Shares redeemed	(13,907)	(16,271)
Net increase in shares outstanding	345,930	181,179
Shares outstanding at beginning of year	964,544	783,365
Shares outstanding at end of year	1,310,474	964,544

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year	Year	Period
	Ended	Ended	Ended
	November 30,	November 30,	November 30,
	2012	2011	2010 (a)

Net asset value at beginning of period	$12.25	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)	(0.01)
Net realized and unrealized gains on investments	1.20	0.61	1.69
Total from investment operations	1.15	0.57	1.68

Net asset value at end of period	$13.40	$12.25	$11.68

Total return (b)	9.39%	4.88%	16.80%	(c)

Net assets at end of period	$17,557,367	$11,817,006	$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.05%	2.43%	3.03%	(e)

Ratio of net expenses to average net assets (d)	1.25%	1.25%	1.25%	(e)

Ratio of net investment loss to average net assets (d)	(0.37%)	(0.36%)	(0.25%)	(e)

Portfolio turnover rate	13%	5%	2%	(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered.  The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2012

1.  Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.  The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2.  Significant Accounting Policies

The following is a summary of the Fund's significant accounting policies.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sales prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used.  Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.  Securities with remaining maturities of 60 days or less are valued at amortized cost value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurement.

Various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks	$17,296,326	$—	$—	$17,296,326
Money Market Funds	259,076	—	—	259,076
Total	$17,555,402	$—	$—	$17,555,402

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.  As of November 30, 2012, the Fund did not have any transfers in or out of any Level.  In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2012.  It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.  Other non-cash dividends are recognized as investment income at the fair value of the property received.

Security transactions – Security transactions are accounted for on the trade date.  Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year.  The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP.  Dividends and distributions to shareholders are recorded on the ex-dividend date.  There were no distributions paid to shareholders during the years ended November 30, 2012 and November 30, 2011.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Federal income tax – It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes is required.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2012:

Tax cost of portfolio investments	$14,240,324
Gross unrealized appreciation	$3,661,334
Gross unrealized depreciation	(346,256)
Net unrealized appreciation	3,315,078
Capital loss carryforwards	(266,522)
Qualified late year losses	(56,450)
Distributable earnings	$2,992,106

As of November 30, 2012, the Fund had the following capital loss carryforwards for federal income tax purposes:

Expires November 30, 2019 - short-term	$154,794
No expiration - short-term	111,728
$266,522

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after November 30, 2011 for an unlimited period.  Capital losses incurred during post-enactment taxable years are required to be utilized prior to those losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards are more likely to expire unused.  Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net qualified late year losses incurred after December 31, 2011 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  For the year ended November 30, 2012, the Fund intends to defer $56,450 of late year ordinary losses to December 1, 2012 for federal tax purposes.

For the year ended November 30, 2012, the Fund reclassified $2,912 of net investment loss against paid-in capital on the Statement of Assets and Liabilities.  Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (November 30, 2010 through November 30, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3.  Investment Transactions

During the year ended November 30, 2012, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $6,299,630 and $2,018,114, respectively.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses do not exceed an amount equal to 1.25% of its average daily net assets.  This Expense Limitation Agreement remains in effect until at least April 1, 2013.  Accordingly, the Adviser reduced its advisory fees by $129,515 during the year ended November 30, 2012.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%.  As of November 30, 2012, the Adviser may in the future recover fee reductions and expense reimbursements totaling $339,653.  The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30,
2013	$81,063
2014	129,075
2015	129,515
$339,653

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement with the Trust, Ultimus provides internal regulatory compliance services and executive and administrative services for the Fund.  Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions and materials for meetings of the Board of Trustees.  For these services, the Fund pays to Ultimus, on a monthly basis, a fee equal to 0.10% per annum of the Fund’s average daily net assets up to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee is $2,000 per month.

Prior to March 1, 2012, the fee paid to Ultimus was equal to 0.15% per annum of the Fund’s average daily net assets up to $50 million, 0.125% of such assets from $50 million to $100 million, 0.10% of such assets from $100 million to $250 million, 0.075% of such assets from $250 million to $500 million and 0.05% of such assets in excess of $500 million, provided, however, that the minimum fee was $2,000 per month.  Prior to March 1, 2012, the fee payable to Ultimus was discounted by 15%.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement with the Trust, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund.  For these services, the Fund pays to Ultimus a base fee of $2,500 per month, plus an asset-based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million.  In addition, the Fund pays all costs of external pricing services.  Prior to March 1, 2012, the fee payable to Ultimus was discounted by 15%.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement with the Trust, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For these services, Ultimus receives from the Fund an annual fee of $20 per shareholder account, subject to a monthly minimum fee.  The minimum monthly fee is $1,500 if the Fund has 100 or more shareholder accounts; $1,250 if the Fund has between 25 and 100 shareholder accounts; and $1,000 if the Fund has 25 or less shareholder accounts.  In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement with the Trust, the Distributor serves as principal underwriter to the Fund.  The Distributor is a wholly-owned subsidiary of Ultimus.  The Distributor receives annual compensation of $6,000 for such services.  The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares.  The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets.  The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2013.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust (“Independent Trustees”) receives from the Fund a fee of $250 for each Board meeting attended.  Effective March 21, 2012, the fee received by the Chair of the Committee of Independent Trustees was increased to $350 for each Board meeting attended.

5.  Contingencies and Commitments

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

6.  Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

7.  Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.”  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards.  ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively.  Management is currently evaluating the impact ASU No. 2011-04 may have on financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust
and the Shareholders of Papp Small & Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest of Papp Investment Trust (the “Fund”), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two year period then ended and for the period March 8, 2010 (commencement of operations) through November 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended and for the period March 8, 2010 through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
January 23, 2013

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses.  The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2012) and held until the end of the period (November 30, 2012).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds.  It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment.  The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return.  You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,039.60	$6.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.75	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q.  These filings are available upon request by calling 1-877-370-7277.  Furthermore, you may obtain a copy of the filings on the SEC's website at http://www.sec.gov.  The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: January 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011; Vice President February 2010 to December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: December 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
James K. Ballinger Born: July 1949 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Executive Director, Phoenix Art Museum	1
Cynthia P. Hubiak Born: June 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	President and Chief Executive Officer, Arizona Society of CPAs	1
Carolyn P. O’Malley Born: September 1947 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009.	1

*
Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.  Harry A. Papp and Rosellen C. Papp are married.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Brian M. Riordan Born: July 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Robert G. Dorsey Born: April 1957 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President since November 2009	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Theresa M. Bridge Born: December 1969 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2013	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC
Tina H. Bloom Born: August 1968 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since July 2011	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
Julie A. Hein Born: April 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Cynthia P. Hubiak.  Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $11,500 and $11,500 with respect to the registrant’s fiscal years ended November 30, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended November 30, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended November 30, 2012 and 2011, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	February 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	February 5, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	February 5, 2013

* Print the name and title of each signing officer under his or her signature.